POLARIS VENTURE MANAGEMENT CO. III, L.L.C.
POLARIS VENTURE MANAGEMENT CO. IV, L.L.C.
POLARIS VENTURE MANAGEMENT CO. V, L.L.C.
POLARIS VENTURE MANAGEMENT CO. VI, L.L.C.
POLARIS MANAGEMENT CO. VII, L.L.C.
POLARIS MANAGEMENT CO. VII (AIV), L.L.C.
POLARIS PARTNERS GP VIII, L.L.C.
POLARIS PARTNERS GP VIII (AIV), L.L.C.
LS POLARIS INNOVATION FUND GP, L.L.C.
POLARIS GROWTH FUND GP I, L.L.C.
LS POLARIS INNOVATION FUND MANAGEMENT, L.L.C.
NORTH STAR VENTURE MANAGEMENT 2000, L.L.C.
NORTH STAR VENTURE MANAGEMENT 2010, L.L.C.
POLARIS GROWTH MANAGEMENT, L.L.C.
DAVID BARRETT
BRIAN CHEE
JONATHAN A. FLINT
TERRANCE G. MCGUIRE
AMIR NASHAT
AMY SCHULMAN
BRYCE YOUNGREN

POWER OF ATTORNEY

Each of the undersigned, including (i) Polaris Venture Management Co. III, L.L.C., Polaris
Venture Management Co. IV, L.L.C., Polaris Venture Management Co. V, L.L.C., Polaris
Venture Management Co. VI, L.L.C., Polaris Management Co. VII, L.L.C., Polaris Management
Co. VII (AIV), L.L.C., Polaris Partners GP VIII, L.L.C., Polaris Partners GP VIII (AIV), L.L.C.,
LS Polaris Innovation Fund GP, L.L.C. and Polaris Growth Fund GP, L.L.C., each a Delaware limited liability company (collectively, the "General Partners"), in the normal course of their business and in their respective capacities as the general partner of Polaris Venture Partners III,
L.P., Polaris Venture Partners Entrepreneurs' Fund III, L.P., Polaris Venture Partners Founders'
Fund III, L.P., Polaris Venture Partners IV, L.P., Polaris Venture Partners Entrepreneurs' Fund
IV, L.P., Polaris Venture Partners V, L.P., Polaris Venture Partners Entrepreneurs' Fund V, L.P.,
Polaris Venture Partners Founders' Fund V, L.P., Polaris Venture Partners Special Founders'
Fund V, L.P., Polaris Venture Partners V (AIV), L.P., Polaris Venture Partners VI, L.P., Polaris
Venture Partners Founders' Fund VI, L.P., Polaris Venture Partners VI (AIV), L.P., Polaris
Partners VII, L.P., Polaris Entrepreneurs' Fund VII, L.P., Polaris Partners VII
(AIV), L.P.,
Polaris Partners VII (AIV II), L.P., Polaris Partners VIII, L.P., Polaris Entrepreneurs' Fund VIII,
L.P., Polaris Partners VIII (AIV), L.P., Polaris Partners VIII (AIV II), L.P., LS Polaris
Innovation Fund, L.P. and Polaris Growth Fund I, L.P. (collectively, the "Funds"), (ii) North Star
Venture Management 2000, L.L.C., North Star Venture Management 2010, L.L.C., LS Polaris
Innovation Fund Management, L.L.C. and Polaris Growth Management, L.L.C. (collectively, the
"Management Entities") and (iii) each of David Barrett, Brian Chee, Jonathan A. Flint, Terrance
G. McGuire, Amir Nashat, Amy Schulman and Bryce Youngren (collectively, the "Managing
Members") in their respective capacities as the managing members of certain of the General
Partners and the Management Entities and individually as solely related to the business and affairs of the General Partners, the Funds and the Management Entities (as explicitly set forth herein), hereby constitutes and approves Lauren Crockett as its true and lawful attorney-in-fact to:

(1)	Execute for and on behalf of the undersigned any and all documents, agreements,
filings, reports, consents, waivers or proxies, or amendments or modifications to any of the foregoing requested by the undersigned in connection with the conduct of the undersigned's business;

(2)	Do and perform any and all acts for and on behalf of the undersigned which may be
necessary or desirable to complete and execute any and all such documents, agreements, filings, reports, consents, waivers, proxies or amendments or modifications thereto;

(3)	Execute for and on behalf of each of the undersigned (a "Reporting Person")
any and all
reports, notices, communications and other documents (including, but not limited to,
reports on Schedule 13D, Schedule 13F, Schedule 13G, Form 13H, Form 13-F, Form
3, Form 4 and Form 5) that such Reporting Person may be required to file with the
United States Securities and Exchange Commission pursuant to the Securities Act of
1933, as amended, and the Securities Exchange Act of 1934, as amended
(collectively, the "Reports") with respect to each Reporting Person's (a) status as an
officer or director of, or (b) ownership of, or transactions in, securities of, any entity
whose securities are beneficially owned (directly or indirectly) by the applicable
Reporting Person;

(4)	Do and perform any and all acts for and on behalf of each of the undersigned which may
be necessary or desirable to complete and execute any such Reports and timely file such
forms and schedules with the United States Securities and Exchange Commission
and
any other stock exchange or similar authority; and

(5)	Take any other action of any type whatsoever in connection with the foregoing which,
in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, each of the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned, pursuant to this

Power of Attorney, shall be in such form and shall contain such terms and conditions as each such attorney-in-fact may approve in his discretion.

      	Each of the undersigned hereby grants to the Attorney-in-Fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that each such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. Each of the undersigned acknowledges that no such attorney-in-fact, in serving in such capacity at the request of the undersigned, is hereby assuming, nor are the General
Partners, any of the Funds, the Management Entities or any of the Managing Members hereby assuming, any of the undersigned's responsibilities under the laws of the United States or any state, including without limitation, compliance with Section 16 or Section 13 of the Securities Exchange
Act of 1934, as amended.

      	This Power of Attorney shall remain in full force and effect until the Attorney-in-
Fact is separated from each of the undersigned, unless earlier revoked by each of the undersigned in a signed writing delivered to the Attorney-in-Fact.


IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed effective as of June 10, 2019.


By: 	/s/ David Barrett
David Barrett, individually and in his capacity as a
Managing Member of each of Polaris Venture
Management Co. VI, L.L.C., Polaris Management
Co. VII, L.L.C., Polaris Management Co. VII (AIV),
L.L.C., Polaris Partners GP VIII, L.L.C., Polaris
Partners GP VIII (AIV), L.L.C. and North Star
Venture Management 2010, L.L.C.


By: 	/s/ Brian Chee
Brian Chee, individually and in his capacity as a
Managing Member of each of Polaris Venture
Management Co. VI, L.L.C., Polaris Management
Co. VII, L.L.C., Polaris Management Co. VII (AIV),
L.L.C., Polaris Partners GP VIII, L.L.C., Polaris
Partners GP VIII (AIV), L.L.C.  and North Star
Venture Management 2010, L.L.C.


	By: 	/s/ Jonathan A. Flint
Jonathan A. Flint, individually and in his capacity as
a Managing Member of each of Polaris Venture
Management Co. III, L.L.C., Polaris Venture
Management Co. IV, L.L.C., Polaris Venture
Management Co. V, L.L.C., Polaris Venture
Management Co. VI, L.L.C. and North Star Venture
Management 2010, L.L.C.


	By: 	/s/ Terrance G. McGuire
Terrance G. McGuire, individually and in his
capacity as a Managing Member of each of Polaris
Venture Management Co. III, L.L.C., Polaris
Venture Management Co. IV, L.L.C., Polaris
Venture Management Co. V, L.L.C., Polaris Venture
Management Co. VI, L.L.C. and North Star Venture
Management 2010, L.L.C.




By: 	/s/ Amir Nashat
Amir Nashat, individually and in his capacity as a
Managing Member of each of Polaris Venture
Management Co. VI, L.L.C., Polaris Management
Co. VII, L.L.C., Polaris Management Co. VII (AIV),
L.L.C., Polaris Partners GP VIII, L.L.C., Polaris
Partners GP VIII (AIV), L.L.C. and North Star
Venture Management 2010, L.L.C.


By: 	/s/ Amy Schulman
Amy Schulman, individually and in her capacity as a
Managing Member of each of LS Polaris Innovation
Fund GP, L.L.C. and LS Polaris Innovation Fund
Management, L.L.C.


By: 	/s/ Bryce Youngren
Bryce Youngren, individually and in his capacity as
a Managing Member of each of Polaris Venture
Management Co. VI, L.L.C., Polaris Management
Co. VII, L.L.C., Polaris Management Co. VII (AIV),
L.L.C., Polaris Partners GP VIII, L.L.C., Polaris
Growth Fund GP I, L.L.C., Polaris Growth
Management, L.L.C., Polaris Partners GP VIII
(AIV), L.L.C. and North Star Venture Management
2010, L.L.C.



NORTH STAR VENTURE MANAGEMENT 2000, L.L.C.,
By:  North Star Venture Management 2010, L.L.C.,
its Managing Member


By: /s/ Brian Chee
Name: Brian Chee
Title:	Managing Member


NORTH STAR VENTURE MANAGEMENT 2010, L.L.C.
By: /s/ Brian Chee
Name: Brian Chee
Title: 	Managing Member


LS POLARIS INNOVATION FUND MANAGEMENT,
L.L.C.


By: /s/ Amy Schulman
Name: Amy Schulman
Title:	Managing Member


POLARIS GROWTH MANAGEMENT, L.L.C.


By: /s/ Bryce Youngren
Name: Bryce Youngren
Title:	Managing Member